UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  May 21, 2026
PROVIDENT FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31566	42-1547151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

239 Washington Street, Jersey City, New Jersey 07302
(Address of principal executive offices) (Zip Code)

(732) 590-9200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Provident Financial Services, Inc. (“Provident Financial”) and Christopher Martin, Executive Chairman of the Board of Directors of Provident Financial and Provident Bank (together, the “Board”), have entered into an Amended and Restated Executive Chairman Agreement (the “Agreement”).   The Agreement supersedes and replaces Mr. Martin’s prior Executive Chairman Agreement (the “Prior Agreement”) and is substantially identical to the Prior Agreement except the term of the Agreement expires on May 21, 2028 and, upon the earlier of the expiration of the term of the Agreement or Mr. Martin’s termination of service on the Board, Mr. Martin will serve as a Director Emeritus of Provident Bank for a period of three years in accordance with Provident Bank’s bylaws.

In addition, Provident Financial and Mr. Martin have entered into an Amended and Restated Change in Control Agreement (the “Change in Control Agreement”).  The Change in Control Agreement supersedes and replaces Mr. Martin’s prior Change in Control Agreement (the “Prior CIC Agreement”) and the Change in Control Agreement is substantially identical to the Prior CIC Agreement except the term of the Change in Control Agreement expires on May 21, 2028 and the change in control severance payable upon a qualifying termination of employment will equal the product of: (x) a fraction, the numerator of which is the number of days remaining in the term, and the denominator of which is 365, multiplied by (y) the average of Mr. Martin’s Annual Compensation (as defined in the Change in Control Agreement) during the three completed calendar years preceding the year in which the change in control occurs, and Mr. Martin will be entitled to continued insurance coverage, at no cost, for the remainder of the term.

The foregoing summary of the Agreement and Change in Control Agreement is qualified in its entirety by the full text of these agreements, which are attached to this Form 8-K as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Executive Chairman Agreement between Provident Financial Services, Inc. and Christopher Martin, dated May 21, 2026
10.2	Amended and Restated Change in Control Agreement between Provident Financial Services, Inc. and Christopher Martin, dated May 21, 2026
104	The cover page from the Company’s Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Provident Financial Services, Inc.

DATE: May 26, 2026	By:	/s/ Thomas M. Lyons
Thomas M. Lyons Senior Executive Vice President and Chief Financial Officer